UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	February 29, 2008 February 29, 2008

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388
(Address of principal executive offices) (Zip Code)

(208) 384-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

Management will hold a webcast and conference call today, February 29, at 11:00 a.m. Eastern to discuss our transformation to a new publicly traded packaging and paper company.  To link to the webcast, go to our website at http://www.BoiseInc.com and click on the link to the webcast under Webcasts & Presentations on the Investors drop-down menu.  To join the conference call, dial (866) 841-1001.  International callers should dial (832) 445-1689.

The webcast slides, entitled “Boise Inc. Post-Merger Investor Update,” are furnished as Exhibit 99.1 to this Report on Form 8-K.  Additionally, certain statistical information relative to our fourth quarter and year-end performance is furnished as Exhibit 99.2 to this Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Inc. Post-Merger Investor Update

Exhibit 99.2	Boise Inc. Quarterly Statistical Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

	By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary
Date: February 29, 2008